UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2013

Discovery Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34177	35-2333914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Discovery Place Silver Spring, Maryland	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The description of the terms of the Repurchase Agreement (as defined below) set forth in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On March 6, 2013, Discovery Communications, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with FTI Ventures LLC (the “Selling Stockholder”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters (the “Underwriters”). Pursuant to the Underwriting Agreement, the Selling Stockholder agreed to sell to the Underwriters, at a public offering price per share of $64.75, 8,450,000 shares of the Company’s Series C common stock, par value $0.01 per share (the “Series C common stock”) (the “Shares”). The Shares include 768,182 shares being sold pursuant to the exercise in full on March 7, 2013 of the Underwriters’ over-allotment option. The Company is not selling any Shares, and will not receive any proceeds from the sale of any of the Shares, pursuant to the Underwriting Agreement.

The Shares are being sold pursuant to an automatically effective shelf registration statement that the Company filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2012 (File No. 333-182194). A prospectus supplement relating to the offering has been filed with the SEC. The closing of the offering is expected to occur on March 12, 2013, subject to the satisfaction of customary closing conditions.

Also on March 6, 2013, in connection with its execution and delivery of the Underwriting Agreement, the Company entered into an agreement (the “Repurchase Agreement”) with Advance Programming Holdings, LLC (“APH”) to repurchase 4,000,000 shares of the Company’s Series C convertible preferred stock, par value $0.01 per share, directly from APH at a price equal to $64.1025 per share, which is equal to 99% of the public offering price per share of Series C common stock sold to the public in the offering contemplated by the Underwriting Agreement, or an aggregate price of $256,410,000 (the “Repurchase”). The Company intends to fund the Repurchase with cash on hand and expects to complete the Repurchase in the second quarter of 2013, subject to the satisfaction or waiver of customary closing conditions and the completion of the offering.

The foregoing summaries of the Underwriting Agreement and the Repurchase Agreement are qualified in their entirety by reference to the Underwriting Agreement and the Repurchase Agreement, respectively, which are filed as Exhibit 1.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 6, 2013, by and among Discovery Communications, Inc., FTI Ventures LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several Underwriters

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Share Repurchase Agreement, entered into as of March 6, 2013, by and between Discovery Communications, Inc. and Advance Programming Holdings, LLC

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2013	DISCOVERY COMMUNICATIONS, INC.

By:

/s/ Andrew Warren
	Name:	Andrew Warren
	Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 6, 2013, by and among Discovery Communications, Inc., FTI Ventures LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several Underwriters

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

10.1	Share Repurchase Agreement, entered into as of March 6, 2013, by and between Discovery Communications, Inc. and Advance Programming Holdings, LLC

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

5